UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): June 24, 2008

Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-04892	64-0500378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3320 Woodrow Wilson Avenue
Jackson, MS 39207
(Address of principal executive offices (zip code))

601-948-6813
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

□ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 8.01 Other Events

On June 25, 2008, Cal-Maine Foods, Inc. (the “Company”) issued a press release announcing its agreement to acquire the majority of the assets of Zephyr Egg Company, located in Zephyrhills, Florida. As part of the transaction, the Company also will acquire the Egglands Best™ franchise for Southern Florida, certain contract laying hens and Zephyr’s interest in American Egg Products, Inc., which is already majority-owned by the Company.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by the Company on June 25, 2008

SIGNATURES

Pursuant to the requirements for the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.

Date: June 25, 2008	By:	/s/ Fred R. Adams, Jr.
Fred R. Adams, Jr.
Chairman of the Board and Chief Executive Officer